Exhibit 10.10

Execution Version

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of August 4, 2021, by and among TKB Critical Technologies 1, a Cayman Islands exempt company (the “Company”), and each of Corbin ERISA Opportunity Fund, Ltd. (“Corbin ERISA”), Corbin Opportunity Fund, L.P. (“Corbin Opportunity”), Atalaya Special Purpose Investment Fund II LP (“ASPIF II”), and ACM ASOF VII (Cayman) Holdco LP (together with Corbin ERISA, Corbin Opportunity and ASPIF II, each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company was incorporated for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has confidentially filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”) at a price of $10.00 per Public Unit, each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Share(s)”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrant(s)”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, immediately prior to the closing of the Company’s initial Business Combination (the “Business Combination Closing”), the Company shall issue and sell, and the Purchasers shall purchase, on a private placement basis, Class A Shares and Warrants, each on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Sale and Purchase.

(a) Forward Purchase Securities.

(i) The Company shall issue and sell to the Purchasers, at the Company’s option, up to, and the Purchasers shall purchase from the Company subject to the conditions set forth herein up to, (i) 5,000,000 Class A Shares (the “Forward Purchase Shares”) and (ii) a number of Warrants equal the number of Warrants that the Purchasers would have received if it purchased a number of Class A Shares in the IPO equal to the number of Forward Purchase Shares (the “Forward Purchase Warrants”, together with the Forward Purchase Shares, the “Forward Purchase Securities”), for a purchase price of $10.00 (the “FPS Purchase Price”) for (1) one Class A Share plus (ii) the fraction of a Warrant included in the Public Units (which shall not be less than ¼ Warrant), for an aggregate purchase price of up to $50,000,000. The Forward Purchase Securities and the FPS Purchase Price shall be allocated amongst the Purchasers pursuant to the “Allocation Percentage” set forth below each Purchaser on the signature page hereto.

(ii) The Forward Purchase Shares will have the same terms as the Class A Shares sold in the IPO and the Forward Purchase Warrants will have the same terms as the Warrants sold in the IPO, except the Forward Purchase Securities are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended the “Securities Act”). The Forward Purchase Warrants will be subject to the terms and conditions of the Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent, in connection with the IPO (the “Warrant Agreement”) and will entitle the holder thereof to purchase one Class A Share at a price of $11.50 per share, subject to adjustment as described in the Warrant Agreement, and only whole Warrants will be exercisable. The Warrants will become exercisable on the later of 30 days after the Business Combination Closing or 12 months from the closing of the IPO and will expire five years after the Business Combination Closing or earlier upon redemption or the liquidation of the Company, as described in the Warrant Agreement.

(iii) As soon as reasonably practicable, but in no event less than ten (10) Business Days prior to the Company’s entry into a definitive agreement for the Business Combination (the “Business Combination Agreement”), the Company shall provide the Purchasers with notice (the “Company Notice”) that (i) it intends to enter into a the Business Combination Agreement and the Company shall provide the Purchasers with such other information as the Purchasers may reasonably request so that the Purchasers may seek the approval of investment committee and any other internal approvals required to consummate the purchase of the Forward Purchase Securities hereunder (collectively, “Investment Committee Approval”), and (ii) specifying the anticipated date of the Business Combination Closing, the number of Forward Purchase Securities the Company is offering to sell to the Purchasers (which will not exceed the number of Forward Purchase Securities that Purchasers have agreed to purchase pursuant to Section 1(a)(i)), the aggregate purchase price for the Forward Purchase Securities (the “Aggregate FPS Purchase Price”) and instructions for wiring the Aggregate FPS Purchase Price to an account designated by the Company.

(iv) Within five (5) Business Days after receipt of the Initial Company Notice, each Purchaser shall provide the Company with notice (the “Purchaser Notice”) of whether it has received Investment Committee Approval. Notice of Investment Committee Approval of the Purchaser’s investment committee shall constitute the binding obligation of such Purchaser to purchase the Forward Purchase Securities, subject to the terms and conditions of this Agreement, and notice of the failure to obtain Investment Committee Approval shall constitute a rejection by such Purchaser of the Company’s offer to sell the Forward Purchase Securities.

(v) At least two (2) Business Days before the anticipated date of the Business Combination Closing specified in the Company Notice, the Purchasers shall deliver the Aggregate FPS Purchase Price in cash via wire transfer to the account specified in such notice pending the Business Combination Closing. If the Business Combination Closing does not occur within thirty (30) days after the Purchasers deliver the Aggregate FPS Purchase Price, the Company shall return to the Purchasers the Aggregate FPS Purchase Price, provided that the return of the Aggregate FPS Purchase Price shall not terminate this Agreement or otherwise relieve either party of any of its obligations hereunder and the Company may provide a subsequent Company Notice pursuant to this Section 1(a)(ii). For the purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(vi) The closing of the sale of the Forward Purchase Securities (the “FPS Closing”) shall be held on the same date and immediately prior to the Business Combination Closing (such date being referred to as the “Closing Date”). At the FPS Closing, the Company will issue to the Purchasers the Forward Purchase Securities, each registered in the name of the Purchasers, against (and concurrently with) release of the Aggregate FPS Purchase Price to the Company.

(b) Delivery of Forward Purchase Securities.

(i) The Company shall register the Purchasers as the owners of the Forward Purchase Securities purchased by the Purchasers hereunder with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of the FPS Closing.

(ii) Each register and book entry for the Forward Purchase Securities shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(c) Legend Removal. If the Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at the Purchaser’s request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(c)(ii). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to transfer such Securities without any such legend; provided, however, that the Company will not be required to deliver any such opinion, authorization or certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of Securities in violation of applicable law.

(d) Registration Rights. The Forward Purchase Securities shall have registration rights set forth in the Registration Rights Agreement described in the Registration Statement and filed as an exhibit thereto and shall constitute “Registrable Securities” thereunder.

2. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company as follows on behalf of itself, severally and not jointly, as of the date hereof:

(a) Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Forward Purchase Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Forward Purchase Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Forward Purchase Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g) Restricted Securities. The Purchaser understands that the offer and sale of the Forward Purchase Securities to the Purchaser has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Securities for resale, except for the Registration Rights. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of the Forward Purchase Securities is not, and is not intended to be, part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to such Forward Purchase Securities.

(h) No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

(i) High Degree of Risk. The Purchaser understands that its agreement to purchase the Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j) Accredited Investor. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k) No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, managers, members or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities.

(l) Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of material non-public information relating to the Company.

(m) Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(n) Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Jefferies, LLC, or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(o) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

(a) Incorporation and Corporate Power. The Company is duly incorporated and validly existing and in good standing as an exempt company under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Capitalization. The authorized share capital of the Company consists, as of the date hereof, of:

(i) 200,000,000 Class A Shares, par value $0.0001 per share, none of which are issued and outstanding.

(ii) 20,000,000 Class B ordinary shares of the Company, par value $0.0001 per share (“Class B Shares”), 5,750,000 of which are issued and outstanding (up to 750,000 shares of which are subject to forfeiture to the extent the underwriters’ over-allotment option in connection with the IPO is not exercised in full). All of the issued and outstanding Class B Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii) 1,000,000 preference shares, par value $0.0001 per share, none of which are issued and outstanding.

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement, and to issue the Forward Purchase Securities at the FPS Closing, and the Forward Purchase Securities, has been taken or will be taken prior to the FPS Closing, as applicable. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the FPS Closing, and the issuance and delivery of the Forward Purchase Securities and the Forward Purchase Securities has been taken or will be taken prior to the FPS Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Valid Issuance of Securities.

(i) The Class A Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the Company’s memorandum and articles of association (the “Charter”) and bylaws (the “Bylaws”), and the securities issuable upon exercise of the Warrants, when issued in accordance with the terms of the Forward Purchase Securities and this Agreement, will be validly issued, fully paid and nonassessable and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchasers. Assuming the accuracy of the representations of the Purchasers in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Securities and the securities issuable exercise of the Warrants will be issued in compliance with all applicable federal and state securities laws.

(ii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e) Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchasers in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws.

(f) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Company’s Charter, Bylaws or its other governing documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of the Securities and securities in the IPO.

(h) Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(i) Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(k) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or shareholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(l) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty.

4. Additional Agreements, Acknowledgements and Waivers of the Purchasers.

(a) Trust Account.

(i) Each Purchaser hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares held by it.

(ii) Each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares issued in the Company’s IPO that are held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares issued in the Company’s IPO that are held by it.

(b) No Short Sales. Each Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section 4, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. FPS Closing Conditions.

(a) The obligation of each Purchaser to purchase the Forward Purchase Securities at the FPS Closing under this Agreement shall be subject to the fulfillment, at or prior to the FPS Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by such Purchaser:

(i) The Business Combination shall be consummated substantially concurrent with, and immediately following, the purchase of Forward Purchase Securities;

(ii) Each Purchaser shall have obtained the Investment Committee Approval; provided this condition shall be deemed satisfied upon delivery by Purchaser of the Purchaser Notice;

(iii) The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the FPS Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the FPS Closing;

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchasers of the Forward Purchase Securities; and

(b) The obligation of the Company to sell the Forward Purchase Securities at the FPS Closing under this Agreement shall be subject to the fulfillment, at or prior to the FPS Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) The Business Combination shall be consummated substantially concurrent with, and immediately following, the purchase of Forward Purchase Securities;

(ii) The representations and warranties of the Purchasers set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the FPS Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(iii) The Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the FPS Closing; and

(iv) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchasers of the Forward Purchase Securities.

6. Termination. This Agreement shall automatically terminate as to a Purchaser and the Purchaser shall have no obligation to purchase the Forward Purchase Securities if, after receipt of the Initial Company Notice (and prior to delivery of Purchaser Notice), such Purchaser informs the Company that it has not received Investment Committee Approval. In addition, this Agreement may be terminated at any time prior to the FPS Closing:

(a) by mutual written consent of the Company and the Purchaser; or

(b) automatically

(i) if the Business Combination is not consummated within 24 months from the closing of the IPO, or such later date as may be approved by the Company’s shareholders; or

(ii) if the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of the Company, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment.

In the event of any termination of this Agreement pursuant to this Section 6, the Aggregate FPS Purchase Price (without interest thereon), if previously paid, and all Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 6 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

7. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to:

TKB Critical Technologies 1

400 Continental Blvd, Suite 600

El Segundo, CA 90245

Attention: Angela Blatteis

E-mail: ablatteis@tk.capital

With a copy which shall not constitute notice to:

Winston & Strawn LLP

30 W. Wacker Dr.

Chicago, IL 60601

Attn: Carol Anne Huff

E-mail: chuff@winston.com

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 7(a).

(b) No Finder’s Fees. Other than fees payable to the underwriters in connection with the IPO, which shall be the responsibility of the Company, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the FPS Closing.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties except that each Purchaser may assign its rights or interests hereunder to any of its advisory clients or any Person that is an affiliate of such Purchaser, in its sole discretion. For purposes of this Agreement, “Affiliate” means, as to the Purchaser, a Person controlling, controlled by or under common control with such Purchaser.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any dispute between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchasers.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. The Company and each Purchaser will each bear their own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of their respective agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent; stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Forward Purchase Securities.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(r) Specific Performance. The Purchasers agree that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchasers in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

ACM ASOF VII (CAYMAN) HOLDCO LP
By: Atalaya Capital Management LP, its Manager

By:	/s/ Ivan Zinn
	Name:	Ivan Zinn
	Title:	Chief Investment Officer

Allocation Percentage: 33.3300%

ATALAYA SPECIAL PURPOSE INVESTMENT FUND II LP
By: Atalaya Special Purpose Investment Fund II GP LLC, its general partner

By:	/s/ Ivan Zinn
	Name:	Ivan Zinn
	Title:	Chief Investment Officer

Allocation Percentage: 24.1546%

ACM ALAMEDA SPECIAL PURPOSE INVESTMENT FUND II LP

By:	/s/ Ivan Zinn
	Name:	Ivan Zinn
	Title:	Authorized Signatory

Allocation Percentage: 42.5154%

COMPANY:

TKB CRITICAL TECHNOLOGIES 1

By:	/s/ Angela Blatteis
	Name:	Angela Blatteis
	Title:	Co-Chief Executive Officer